UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 19, 2023

TreeHouse Foods, Inc.
(Exact name of registrant as specified in charter)

Commission File Number: 001-32504

Delaware		20-2311383
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

2021 Spring Road Suite 600
Oak Brook	IL	60523
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (708) 483-1300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

TreeHouse Foods, Inc. (the "Company" or "TreeHouse") is announcing the appointment of Adam J. DeWitt to its Board of Directors (the "Board") as a Class I director, effective December 22, 2023. Mr. DeWitt will be a member of the Audit Committee and will stand for reelection at the 2024 annual meeting of the Company’s stockholders.

As a non-management director of the Company, Mr. DeWitt will receive compensation consistent with that received by the Company’s other non-management directors. The compensation program is described in our Proxy Statement on Schedule 14A filed with the SEC on March 13, 2023. For his partial board term, Mr. DeWitt’s annual cash retainer and the grant date fair value of his restricted stock unit award will be prorated.

There are no arrangements or understandings between Mr. DeWitt and any other person pursuant to which he was selected as a director of TreeHouse. There are no transactions in which Mr. DeWitt has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The Company is also announcing that Mark R. Hunter will resign from the Board, effective at the completion of the 2024 annual meeting of the Company’s stockholders. Mr. Hunter’s resignation is due to his personal and professional time commitments, including his relocation to Europe, and not due to any disagreements with the Company’s management or the Board on any matter relating to the Company’s operations, policies or practices. The Company will not be replacing Mr. Hunter on the Board, and following the effective date of his resignation, the size of the Board will be reduced to eight directors.

Item 9.01.     Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Exhibit Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TreeHouse Foods, Inc.

Date:	December 22, 2023	By:	/s/ Kristy N. Waterman
		Name:	Kristy N. Waterman

		Title:	Executive Vice President, Chief Human Resources Officer, General Counsel and Corporate Secretary